Subsequent Event(s)	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event(s)
21.	Subsequent Event(s)

The Company has evaluated subsequent events which may require adjustment to or disclosure in the condensed consolidated financial statements through the date of issuance of these condensed consolidated financial statements and concluded there are none.

22.	Subsequent Event(s)

The Company has evaluated subsequent events which may require adjustment to or disclosure in the consolidated financial statements through the date of issuance of these consolidated financial statements.

Business Combination

On January 13, 2022, CPSR, a Delaware corporation and the predecessor company consummated the previously announced business combination, pursuant to the terms of the business combination agreement, dated as of July 19, 2021 (as amended on November 8, 2021 and December 30, 2021). The business combination, together with the PIPE financing and the sale of the backstop purchase shares, generated approximately $105 million in gross proceeds. In connection with the business combination, all outstanding shares of Legacy Gelesis’ Redeemable Convertible Preferred Stock and Legacy Gelesis’ Warrants Exercisable for Redeemable Convertible Preferred Stock converted into Gelesis Holdings Common Stock and Gelesis Holdings Common Warrants, respectively, pursuant to an exchange ratio of 2.59. On January 14, 2022, certain of the Gelesis Holdings’ securities began trading on the New York Stock Exchange under the symbols “GLS” and “GLS.W”.

2021 Bridge Financing Settlement

On January 19, 2022, pursuant to the terms of the bridge financing arrangements with two existing investors, the Company settled the convertible promissory notes in cash for principal plus accrued interest in the aggregate amount of $27.3 million.